UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                 ------------

                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 27, 2005


                             HARTMARX CORPORATION
------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


        DELAWARE                      1-8501               36-3217140
 (State or other jurisdiction       (Commission           (IRS Employer
    of incorporation)               File Number)          Identification No.)


                            101 North Wacker Drive
                            Chicago, Illinois 60606
              (Address of principal executive offices) (Zip Code)


                                (312) 372-6300
             (Registrant's telephone number, including area code)


                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

ITEM 2.02   Results of Operation and Financial Condition

         On June 27, 2005, Hartmarx Corporation (the "Company") issued the press release attached hereto as Exhibit 99.1


ITEM 9.01 Financial Statements and Exhibits.

         (c) Exhibits

         99.1     Press Release dated June 27, 2005

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    HARTMARX CORPORATION


                                                    /s/ TARAS R. PROCZKO
                                                    --------------------------
                                                    Taras R. Proczko
                                                    Senior Vice President
Dated: June 28, 2005

EXHIBIT LIST


         Exhibit Number    Description
         --------------    -----------

         99.1              Press Release dated June 27, 2005.